DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND           TWO WORLD TRADE CENTER,
                                                        NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996

DEAR SHAREHOLDER:
We are pleased to present the annual report on the operations of Dean Witter Select Municipal Reinvestment Fund for the year ended December 31, 1996.
After accelerating in the first half of 1996, domestic economic growth moderated during the summer. Inflation remained under control despite full employment and stronger growth in the fourth quarter. The need for a tightening move by the Federal Reserve Board abated. Market confidence improved under these conditions and fixed-income yields moved lower in the second half of the year.

MUNICIPAL MARKET CONDITIONS

Long insured revenue bond yields rose from 5.40 percent in February to reach
6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities to lower rates. By the end of December, insured bond yields stood at 5.60 percent. The yield pickup for extending maturities from 1 to 30 years was 210 basis points at year end.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, fell from 92 to 84 percent during the year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The ratio's average range for the past three years has been as low (rich) as 81 and as high (cheap) as 92 percent. The relative improvement in municipals occurred when flat-tax proposals failed to gain public support.

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996, CONTINUED

The municipal market achieved a balance between new-issue supply and maturing securities in 1996. New-issue volume increased by 14 percent to $183 billion. Maturities and redemptions of older issues essentially matched underwriting volume.

PERFORMANCE

Dean Witter Select Municipal Reinvestment Fund's total return for the fiscal year ended December 31, 1996 was 3.55 percent. The Fund's net asset value declined from $12.48 to $12.14 per share. Tax-free dividends of $0.61 per share and taxable long-term capital gains distributions of $0.15 per share were paid during the period. Dividends from tax-exempt income gave the Fund a positive total return. The trailing 30-day SEC yield and distribution yield on December 31, 1996 were 4.49 percent and 5.05 percent, respectively.

Since its inception on September 23, 1983, the Fund has provided shareholders with an average annual total return of 8.70 percent. The accompanying chart illustrates the performance of $10,000 investment in the Fund for the 10 years ended December 31, 1996, versus the performance of a similar hypothetical investment in the issues comprising the Lehman Brothers Municipal Bond Index, as well as the performance of the Lipper Analytical Services, Inc. General Municipal Debt Funds Index.

PORTFOLIO STRUCTURE

The Fund's net assets of $92 million were diversified among 10 long-term sectors and 47 credits. The Fund's cash and short-term investment position was increased to a range of 5 to 10 percent during 1996 in response to market volatility. Portfolio sales shifted to more market-sensitive issues. The sales of discount and current-coupon issues exceeded sales of defensive, higher-coupon bonds with shorter calls. New purchases focused on securities with 15- to 25-year maturities rather than the 20- to 30-year range. Modest discount or premium bonds with shorter durations were favored.

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996, CONTINUED

During the year the average maturity of the long-term portfolio moved from 18 to 14 years. The portfolio's distribution of older shorter-call issues and newer issues with longer call dates provided an average call protection of 6 years. Bonds with shorter than average call protection had book yields in excess of 6.50%. The book yields of bonds with longer call protection averaged less than 6%. The portfolio has continued to maintain high-quality, with over 60 percent of its long-term holdings rated double "A" or better.

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to the U.S. Treasury securities. Tax-free yields are currently near the "rich" end of their average range versus Treasury yields. Under these conditions, the Fund has accumulated an above average cash position and has moved to shorter maturities. If municipals were to cheapen in the future, the Fund would likely draw down some of its cash and extend maturities in seeking opportunities to pick up income.

We appreciate your ongoing support of Dean Witter Select Municipal Reinvestment Fund and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996

PRINCIPAL
AMOUNT IN                                                                                COUPON     MATURITY
THOUSANDS                                                                                 RATE        DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (89.5%)
            GENERAL OBLIGATION (16.5%)
 $ 4,000    North Slope Borough, Alaska, Ser 1996 B (MBIA).............................   0.00 %     06/30/07  $ 2,279,040
   2,000    Chicago, Illinois, Refg Ser 1995 B (FGIC)..................................   5.125      01/01/25    1,842,680
   2,000    Washington Suburban Sanitation District, Maryland, Gen Constr Refg 1994....   5.00       06/01/14    1,927,820
   3,000    New York City, New York, 1990 Ser D........................................   6.00       08/01/07    3,023,310
   2,000    Pennsylvania, First Ser 1995 (FGIC)........................................   5.50       05/01/12    2,014,940
   2,000    Shelby County, Tennessee, Refg 1995 Ser A..................................   5.625      04/01/12    2,039,540
   2,000    Washington, Ser 1995 A.....................................................   5.80       09/01/08    2,084,420
---------                                                                                                      -----------
  17,000                                                                                                        15,211,750
---------                                                                                                      -----------
            EDUCATIONAL FACILITIES REVENUE (8.4%)
   2,000    District of Columbia, Georgetown University Ser 1993.......................   5.375      04/01/23    1,878,260
   2,000    Massachusetts Health & Educational Facilities Authority, Boston College Ser
              K........................................................................   5.25       06/01/18    1,891,740
   1,500    Rutgers - The State University, New Jersey, Refg Ser R.....................   6.50       05/01/13    1,611,765
   2,000    New York State Dormitory Authority, State University Ser 1989 B............   0.00       05/15/03    1,402,300
   1,000    Ohio Higher Educational Facility Commission, Oberlin College Ser 1993......   5.375      10/01/15      971,730
---------                                                                                                      -----------
   8,500                                                                                                         7,755,795
---------                                                                                                      -----------
            ELECTRIC REVENUE (6.9%)
   1,000    Gainesville, Florida, Utilities 1996 Ser A.................................   5.20       10/01/22      950,940
   2,000    Nebraska Public Power District, Power Supply 1993 Ser......................   6.125      01/01/15    2,057,880
   2,000    Intermountain Power Agency, Utah, Refg 1996 Ser D..........................   5.00       07/01/21    1,813,920
   3,000    Washington Public Power Supply System, Proj #2 Refg Ser 1994 A (FGIC)......   0.00       07/01/09    1,496,850
---------                                                                                                      -----------
   8,000                                                                                                         6,319,590
---------                                                                                                      -----------
            HOSPITAL REVENUE (6.8%)
   2,000    Birmingham - Carraway Special Care Facilities Financing Authority, Alabama,
              Carraway Methodist Health Ser 1995 A (Connie Lee)........................   6.25       08/15/09    2,161,600
   2,000    Maryland Industrial Development Financing Authority, Holy Cross Health
              System Corp Refg Ser 1996................................................   5.50       12/01/08    2,059,880
   2,000    North Central Texas Health Facilities Development Corporation, University
              Medical Center Ser 1997 (FSA) (WI).......................................   5.50       04/01/10    2,014,000
---------                                                                                                      -----------
   6,000                                                                                                         6,235,480
---------                                                                                                      -----------
            INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (7.9%)
     700    Connecticut Development Authority, Bridgeport Hydraulic Co Refg Ser 1990...   7.25       06/01/20      752,906
   1,000    Michigan Strategic Fund, Ford Motor Co Refg Ser 1991 A.....................   7.10       02/01/06    1,145,860
   1,000    Claiborne County, Mississippi, Middle South Energy Inc Ser C...............   9.875      12/01/14    1,107,940
   2,000    Ohio Water Development Authority, Dayton Power & Light Co Collateralized
              Refg 1992 Ser A..........................................................   6.40       08/15/27    2,105,860
   1,500    Matagorda County Navigation District #1, Texas, Central Power & Light Co
              Collateralized Ser 1984 A................................................   7.50       12/15/14    1,654,035
     500    Russell County Industrial Development Authority, Virginia, Appalachian
              Power Co Ser G...........................................................   7.70       11/01/07      546,895
---------                                                                                                      -----------
   6,700                                                                                                         7,313,496
---------                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                COUPON     MATURITY
THOUSANDS                                                                                 RATE        DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
            MORTGAGE REVENUE - MULTI-FAMILY (1.4%)
 $ 1,000    Michigan Housing Development Authority, Rental 1992 Ser A..................   6.60 %     04/01/12  $ 1,033,510
     290    Pennsylvania Housing Finance Agency, Moderate Rehabilitation - Section 8
              Assisted Issue B.........................................................   9.00       08/01/01      294,994
---------                                                                                                      -----------
   1,290                                                                                                         1,328,504
---------                                                                                                      -----------
            MORTGAGE REVENUE - SINGLE FAMILY (2.2%)
   2,000    Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA).........   5.875      12/01/24    1,993,080
---------                                                                                                      -----------
            PUBLIC FACILITIES REVENUE (2.3%)
   1,000    Hennepin County, Minnesota, Ser 1991 COPs..................................   6.80       05/15/17    1,083,640
   1,000    Puerto Rico Infrastructure Financing Authority, Special Tax Ser 1988 A.....   7.90       07/01/07    1,072,800
---------                                                                                                      -----------
   2,000                                                                                                         2,156,440
---------                                                                                                      -----------
            TRANSPORTATION FACILITIES REVENUE (12.1%)
   2,000    Los Angeles County Transportation Commission, California, Sales Tax
              Ser 1991 B...............................................................   6.50       07/01/13    2,119,160
   2,000    Lee County, Florida, Ser 1995 (MBIA).......................................   5.75       10/01/22    2,020,560
   3,500    Kentucky Turnpike Authority, Resource Recovery Road 1987 Ser A BIGS........   0.00+      07/01/06    4,139,905
   1,000    Ohio Turnpike Commission, 1994 Ser A.......................................   5.75       02/15/24      997,200
   2,000    Puerto Rico Highway & Transportation Authority, Refg Ser X.................   5.25       07/01/21    1,844,820
---------                                                                                                      -----------
  10,500                                                                                                        11,121,645
---------                                                                                                      -----------
            WATER & SEWER REVENUE (13.4%)
   2,000    San Francisco Public Utilities Commission, California, Water 1996 Ser A....   5.00       11/01/21    1,855,080
   2,000    Boston Water & Sewer Commission, Massachusetts, 1992 Ser A.................   6.00       11/01/15    2,000,380
   1,500    Massachusetts Water Resource Authority, 1993 Ser C.........................   5.25       12/01/08    1,511,835
   2,000    Suffolk County Industrial Development Agency, New York, Southwest Sewer Ser
              1994 (FGIC)..............................................................   4.75       02/01/09    1,890,720
            Columbus, Ohio, Sewerage Refg Ser 1992
   1,000    Spartanburg, South Carolina,...............................................   6.25       06/01/08    1,067,040
   1,000      Water Improvement Refg Ser A 1992........................................   6.25       06/01/12    1,044,030
   1,000      Water Improvement Refg Ser A 1992........................................   6.25       06/01/17    1,037,370
   2,000    Metropolitan Government of Nashville & Davidson County, Tennessee,
              Refg of 1986.............................................................   5.50       01/01/16    1,953,940
---------                                                                                                      -----------
  12,500                                                                                                        12,360,395
---------                                                                                                      -----------
            REFUNDED (11.6%)
   2,000    Maryland Water Quality Financing Administration, 1990 Ser A................   7.25     09/01/00++    2,235,860
   2,000    Massachusetts, 1994 Ser C (FGIC)...........................................   6.75     11/01/04++    2,291,160
   2,000    Saint Cloud, Minnesota, The Saint Cloud Hospital Ser 1990 B (AMBAC)........   7.00     07/01/01++    2,236,120
   1,500    New York Local Government Assistance Corporation, Ser 1991 D...............   7.00     04/01/02++    1,696,095
   2,000    Clermont County, Ohio, Mercy Health Ser 1991 (AMBAC).......................   6.733    09/01/01++    2,218,460
---------                                                                                                      -----------
   9,500                                                                                                        10,677,695
---------                                                                                                      -----------
            TOTAL MUNICIPAL BONDS
            (IDENTIFIED COST $77,314,804)....................................................................
  83,990                                                                                                        82,473,870
---------                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                COUPON     MATURITY
THOUSANDS                                                                                 RATE        DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL OBLIGATIONS (8.2%)
 $ 1,200    Maricopa County, Arizona, Arizona Public Service Co Palo-Verde Ser 1994 A
              (Demand 01/02/97)........................................................   5.10*%     05/01/29  $ 1,200,000
   2,900    Moffat County, Colorado, Pacificorp Ser 1994 (AMBAC) (Demand 01/02/97).....   5.10*      05/01/13    2,900,000
     700    Louisiana Offshore Terminal Authority, Loop Inc Ser 1992 A
              (Demand 01/02/97)........................................................   5.10*      09/01/08      700,000
   2,800    Platte County, Wyoming, Tri-State Generation & Transportation Association
              Ser 1984 A (Demand 01/02/97).............................................   5.05*      07/01/14    2,800,000
---------                                                                                                      -----------
            TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS
   7,600    (IDENTIFIED COST $7,600,000).....................................................................
                                                                                                                 7,600,000
---------                                                                                                      -----------
 $91,590    TOTAL INVESTMENTS
            (IDENTIFIED COST $84,914,804) (A).......................................................   97.7%     90,073,870
---------
---------
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    2.3       2,113,400
                                                                                                      -------   -----------
            NET ASSETS..............................................................................  100.0%    $92,187,270
                                                                                                      -------   -----------
                                                                                                      -------   -----------

---------------------
   BIGS     Bond Income Growth Security.
   COPs     Certificates of Participation.
    WI      Security purchased on a when issued basis.
    +       Zero coupon; will convert to 8.50% on July 1, 1997.
    ++      Prerefunded to call date shown.
    *       Current coupon of variable rate security.
   (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,379,922, and the aggregate gross unrealized depreciation is $220,856, resulting in net unrealized appreciation of $5,159,066.
BOND INSURANCE:
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               DECEMBER 31, 1996

Alabama..........        2.4%
Alaska...........        4.6
Arizona..........        1.3
California.......        4.3
Colorado.........        3.1
Connecticut......        0.8
District of
 Columbia........        2.0
Florida..........        3.2%
Illinois.........        2.0
Kentucky.........        4.5
Louisiana........        0.8
Maryland.........        6.8
Massachusetts....        8.3
Michigan.........        2.4
Minnesota........        3.6
Mississippi......        1.2%
Nebraska.........        2.2
New Jersey.......        1.7
New York.........        8.7
Ohio.............        8.0
Pennsylvania.....        2.5
Puerto Rico......        3.2
South Carolina...        2.3
Tennessee........        4.3%
Texas............        4.0
Utah.............        2.0
Virginia.........        0.6
Washington.......        3.9
Wyoming..........        3.0
                       -----
Total............       97.7%
                       -----
                       -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $84,914,804).............................  $90,073,870
Cash........................................................      490,699
Receivable for:
    Investments sold........................................    2,654,928
    Interest................................................    1,169,752
    Shares of beneficial interest sold......................       19,204
Prepaid expenses and other assets...........................       28,885
                                                              -----------

     TOTAL ASSETS...........................................   94,437,338
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................    1,981,001
    Shares of beneficial interest repurchased...............       85,008
    Dividends and distributions.............................       77,236
    Investment management fee...............................       40,201
Accrued expenses and other payables.........................       66,622
                                                              -----------

     TOTAL LIABILITIES......................................    2,250,068
                                                              -----------

NET ASSETS:
Paid-in-capital.............................................   86,857,821
Net unrealized appreciation.................................    5,159,066
Accumulated undistributed net realized gain.................      170,383
                                                              -----------

     NET ASSETS.............................................  $92,187,270
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
  7,595,015 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................       $12.14
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 5,525,675
                                                              -----------
EXPENSES
Investment management fee...................................      464,650
Transfer agent fees and expenses............................      233,105
Shareholder reports and notices.............................       60,264
Professional fees...........................................       49,552
Registration fees...........................................       31,048
Trustees' fees and expenses.................................       16,338
Custodian fees..............................................        5,886
Other.......................................................        8,580
                                                              -----------
     TOTAL EXPENSES.........................................      869,423
     LESS: EXPENSE OFFSET...................................       (5,859)
                                                              -----------
     NET EXPENSES...........................................      863,564
                                                              -----------
     NET INVESTMENT INCOME..................................    4,662,111
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    1,184,073
Net change in unrealized appreciation.......................   (2,771,254)
                                                              -----------
     NET LOSS...............................................   (1,587,181)
                                                              -----------
NET INCREASE................................................  $ 3,074,930
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................     $ 4,662,111         $ 4,697,296
Net realized gain...........................................       1,184,073             179,336
Net change in unrealized appreciation/depreciation..........      (2,771,254)          8,626,901
                                                              -----------------   -----------------
     NET INCREASE...........................................       3,074,930          13,503,533
                                                              -----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (4,688,098)         (4,694,507)
Net realized gain...........................................      (1,111,976)           (134,761)
                                                              -----------------   -----------------
     TOTAL..................................................      (5,800,074)         (4,829,268)
                                                              -----------------   -----------------
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................        (318,257)            151,008
                                                              -----------------   -----------------
     NET INCREASE (DECREASE)................................      (3,043,401)          8,825,273
NET ASSETS:
Beginning of period.........................................      95,230,671          86,405,398
                                                              -----------------   -----------------
     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
    $25,987, RESPECTIVELY)..................................     $92,187,270         $95,230,671
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Select Municipal Reinvestment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 aggregated $15,186,053 and $24,018,003, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At December 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $23,000.

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        DECEMBER 31, 1996             DECEMBER 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    2,918,884   $   35,510,031     2,857,613   $ 34,313,758
Reinvestment of dividends and distributions......................      451,479        5,481,141       379,503      4,576,988
                                                                   -----------   --------------   -----------   ------------
                                                                     3,370,363       40,991,172     3,237,116     38,890,746
Repurchased......................................................   (3,404,589)     (41,309,429)   (3,227,249)   (38,739,738)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................      (34,226)  $     (318,257)        9,867   $    151,008
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE YEAR ENDED DECEMBER 31
                       --------------------------------------------------------------------------------------------------------
                         1996         1995      1994        1993      1992      1991      1990      1989      1988      1987
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period..............  $  12.48     $  11.34  $  12.82    $  12.12  $  11.89  $  11.25  $  11.41  $  11.08  $  10.60  $   11.85
                       --------     --------  --------    --------  --------  --------  --------  --------  --------  ---------

Net investment
 income..............      0.61         0.62      0.65        0.67      0.70      0.71      0.70      0.68      0.70       0.72
Net realized and
 unrealized gain
 (loss)..............     (0.19)        1.16     (1.40)       0.75      0.32      0.62     (0.15)     0.33      0.49      (1.15)
                       --------     --------  --------    --------  --------  --------  --------  --------  --------  ---------

Total from investment
 operations..........      0.42         1.78     (0.75)       1.42      1.02      1.33      0.55      1.01      1.19      (0.43)
                       --------     --------  --------    --------  --------  --------  --------  --------  --------  ---------

Less dividends and
 distributions from:
   Net investment
   income............     (0.61)       (0.62)    (0.69)      (0.67)    (0.70)    (0.69)    (0.71)    (0.68)    (0.70)     (0.72)
   Net realized
   gain..............     (0.15)       (0.02)    (0.04)      (0.05)    (0.09)    --        --        --        (0.01)     (0.10)
                       --------     --------  --------    --------  --------  --------  --------  --------  --------  ---------

Total dividends and
 distributions.......     (0.76)       (0.64)    (0.73)      (0.72)    (0.79)    (0.69)    (0.71)    (0.68)    (0.71)     (0.82)
                       --------     --------  --------    --------  --------  --------  --------  --------  --------  ---------

Net asset value, end
 of period...........  $  12.14     $  12.48  $  11.34    $  12.82  $  12.12  $  11.89  $  11.25  $  11.41  $  11.08  $   10.60
                       --------     --------  --------    --------  --------  --------  --------  --------  --------  ---------
                       --------     --------  --------    --------  --------  --------  --------  --------  --------  ---------

TOTAL INVESTMENT
RETURN+..............      3.55%       16.00%    (5.98)%     11.99%     8.88%    12.04%     5.27%     9.47%    11.42%     (3.53)%

RATIOS TO AVERAGE NET
ASSETS:
Expenses.............      0.94%(1)     0.97%     0.96%       1.02%     1.14%     1.20%     1.21%     1.40%     1.41%      1.36%

Net investment
 income..............      5.01%        5.14%     5.34%       5.25%     5.79%     6.06%     6.12%     5.90%     6.27%      6.37%

SUPPLEMENTAL DATA:
Net assets, end of
 period, in
 thousands...........   $92,187      $95,231   $86,405     $96,265   $75,918   $67,903   $60,304   $52,485   $44,769    $40,938

Portfolio turnover
 rate................        17%          17%       18%          9%       13%       30%       22%       15%       13%        43%

---------------------
 + Calculated based on the net asset value as of the last business day of the period.
(1)  The above ratio does not reflect the effect of expense offsets of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Select Municipal Reinvestment Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 7, 1997

                            1996 FEDERAL TAX NOTICE

       During the year ended December 31, 1996, the Fund paid to the shareholders $0.61 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended December 31, 1996, the Fund paid to shareholders $0.15 per share from long-term capital gains.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
SELECT MUNICIPAL
REINVESTMENT
FUND

[GRAPHIC]

ANNUAL REPORT
DECEMBER 31, 1996

DEAN WITTER SELECT REINVESTMENT FUND
                                GROWTH OF $10,000
     DATE                 TOTAL        LEHMAN IX      LIPPER IX

================================================================
 December 31, 1986       $10,000        $10,000        $10,000
 December 31, 1987       $ 9,647        $10,151        $ 9,932
 December 31, 1988       $10,749        $11,182        $11,090
 December 31, 1989       $11,767        $12,389        $12,195
 December 31, 1990       $12,387        $13,292        $12,926
 December 31, 1991       $13,878        $14,906        $14,483
 December 31, 1992       $15,110        $16,220        $15,772
 December 31, 1993       $16,922        $18,212        $17,732
 December 31, 1994       $15,910        $17,271        $16,661
 December 31, 1995       $18,456        $20,286        $19,545
 December 31, 1996       $19,111(2)     $21,185        $20,190
-----------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                       1 YEAR      5 YEARS        10 YEARS
                   ==========================================
                      3.55(1)      6.69(1)         6.69(1)
                   ==========================================

    =========================================================================
     ______ Fund          ______ Lehman IX (3)         ______ Lipper IX (4)
    =========================================================================

--------------------------------

Past performance is not predictive of future returns.


(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2)  Closing value assuming a complete redemption on December 31, 1996.

(3) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investors Service, Inc.
     or Standard & Poor's Corp. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lipper General Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General Municipal Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND


     (The following charts below represent information which appears in graph form in the printed report)

     A pie chart reflecting the credit quality of the portfolio as rated by Moody's or Standard & Poors Credit Ratings as of December 31, 1996.


     FIVE LARGEST SECTORS                    PERCENT
     --------------------                    -------

     All others                               38%
     General Obligation                       17%
     Water & Sewer                            13%
     Refunded                                 12%
     Transportation                           12%
     Education                                 8%



     CREDIT RATING                           PERCENT
     -------------                           -------

     Aaa or AAA                                33%
     Aa or AA                                  30%
     A or A                                    29%
     Baa or BBB                                 7%
     Ba or BB                                   1%


     A bar graph reflecting the Call Structure as of December 31, 1996, of the total Long-Term Portfolio:

     YEAR                % OF TOTAL LONG TERM PORTFOLIO
     ----                ------------------------------

     1997                          5%
     1998                          3%
     1999                          6%
     2000                          4%
     2001                          9%
     2002                         12%
     2003                         12%
     2004                         11%
     2005                         10%
     2006                         14%
     2007-2009                    14%